Filed pursuant to Rule 497(e)

File Nos. 333-135544 and 811-21922

RS VARIABLE PRODUCTS TRUST

RS Emerging Markets VIP Series

Supplement to Prospectus Dated May 1, 2012, and

Statement of Additional Information Dated May 1, 2012 (as revised May 15, 2012)

RS Investment Management Co. LLC (“RS Investments”), the adviser to RS Emerging Markets VIP Series (the “Fund”), expects to propose to the Board of Trustees of RS Variable Products Trust that RS Investments assume the day-to-day management of the Fund. Upon the assumption of day-to-day management of the Fund by RS Investments, Baillie Gifford Overseas Limited would cease serving as sub-sub-investment adviser to the Fund. These changes are expected to become effective in early 2013.

November 9, 2012